Exhibit 99.1

                             George Brenner, CPA
                           A Professional Corporation
                       10680 W. PICO BOULEVARD, SUITE 260
                          LOS ANGELES, CALIFORNIA 90064
                         310/202-6445 - Fax 310/202-6494

            Report of Independent Registered Public Accounting Firm

To The Stockholders
InZon Corporation (a Development Stage Company)
Delray Beach, FL

I have audited the accompanying balance sheet of InZon Corporation (a Development Stage Company) (a Delaware corporation) as of September 30, 2004 and the related statements of operations, stockholders' equity, and cash flows for the years ended September 30, 2004 and the cumulative period May 14, 2004 through September 30, 2004. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial condition of InZon Corporation as of September 30, 2004, and the results of its operations, stockholders' equity and cash flows for the years ended September 30, 2004 and the cumulative period May 14, 2004 through September 30 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has an accumulated deficit of approximately $212,330 at September 30, 2004. As discussed in Note 1, the Company has sold its rental properties, which leaves it with no revenue. The Company has suffered losses from operations and has a substantial need for working capital. This raises substantial doubt about it ability to continue as a going concern. The accompanying financial statements do not include any adjustments that may result from the outcome of this uncertainty.

/s/ George Brenner
------------------
Los Angeles, California
December 23, 2005

                               INZON CORPORATION
                         (A Development Stage Company)
                                  BALANCE SHEET
                               SEPTEMBER 30, 2004

                                     ASSETS
                                     -----

Current assets:
        Cash and cash equivalents                                  $    260
                                                                        ---

                Total current assets                                    260
                                                                        ---
                      Property & equipment at cost,
                        net of depreciation of  $15,767             173,434
                      Software, net of amortization of $31,042      341,458
                                                                    -------

                Total assets                                      $ 515,152
                                                                  =========

                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
        Current portion equipment note payable                    $  39,333
        Notes payable - stockholders/officers                       141,332
        Accounts payable                                                 --
        Interest payable - stockholders/officers                      2,333
        Accrued salaries - related parties                          140,000
                                                                    -------

                Total current liabilities                           322,998
                                                                    -------

Equipment note payable, less current portion of $ 39,333            132,149
                                                                    -------
                    Total Liabilities                               455,147

Stockholders' Equity
   	Common stock, $0.001 par value:
	   500,000,000 shares authorized,
	   26,215,944 shares issued and
           outstanding                                               26,216
Additional paid in capital                                          246,119
Accumulated deficit                                               ( 212,330)
                                                                  ----------

                Total stockholders' equity                           60,005
                                                                  ---------
                Total liabilities and stockholders' equity        $ 515,152
                                                                  =========


                        See notes to financial statements

                               INZON CORPORATION
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS
                      FOR THE PERIOD MAY 14, 2004 (INCEPTION)
                           THROUGH SEPTEMBER 30, 2004




Income from operations                                          $            -

General and administrative expenses                                    163,188

Interest Expense                                                         2,333

Depreciation and amortization                                           46,809
                                                                        ------

Net loss from operations                                             ( 212,330)
                                                                     ----------

Provision for income tax                                                    --
                                                                     ---------

Net loss                                                        $    ( 212,330)
                                                                     ==========

Basic and fully diluted net income (loss)
per share                                                        $   (  0.0093)
                                                                     ==========


Basic and fully diluted weighted average
common shares outstanding during period                             22,816,874
                                                                    ==========





                        See notes to financial statements

                               INZON CORPORATION
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
                     FOR THE PERIOD MAY 14, 2004 (INCEPTION)
                           THROUGH SEPTEMBER 30, 2004




                                                             Additional
                                  Common Stock                Paid-In        Accumulated
                            Shares           Amount           Capital        Deficit         Total
                            ------           ------           -------        -----------     -----

Balance
May 14, 2004 ( Inception)          --       $     --        $      --        $      --      $        --

Stock for software         21,881,350         21,881          228,119               --          250,000
Stock issued for cash       2,000,000          2,000           18,000               --           20,000
Stock for services          2,334,594          2,335               --               --            2,335

Net loss                           --             --               --         (212,330)        (212,330)
                           -----------       --------         --------        ---------       ----------
Balance

September 30, 2004         26,215,944       $ 26,216        $ 246,119        $(212,330)     $    60,005
                           -----------       --------        ---------        ---------       ----------


                        See notes to financial statements

                                INZON CORPORATION
                          (A Development Stage Company)
                             STATEMENTS OF CASH FLOW
                      FOR THE PERIOD MAY 14, 2004 (INCEPTION)
                            THROUGH SEPTEMBER 30, 2004


                                                         September 30
                                                            2004
                                                            ----

Cash flows used for operating activities:
     Net loss                                             $(212,330)
     Adjustments to reconcile net income (loss)
       to net cash flows from operating activities:
     Depreciation and amortization                           46,809
       Stock for services                                     2,335
     Changes in assets and liabilities
       Accounts payable                                         ---
       Interest expense                                       2,333
       Accrued salaries                                     140,000
       Accrued legal fees                                       ---
                                                            -------

       Net cash flows used for operating activities         (20,853)
                                                            --------
Cash flows from investing activities:
     Purchase of equipment                                 (177,000)
                                                           ---------
       Net cash flows provided by investing activities     (177,000)
                                                           ---------

Cash flows from financing activities:
    Equipment loan payable                                  171,482
    Shareholders loans                                       21,631
Cash proceeds from stock issuance                            20,250
Payments on shareholder loans                               (15,000)
                                                            --------
       Net cash (used in) provided by financing activities  198,113
                                                            -------

       Net increase (decrease) in cash                          260


Cash at beginning of period                                       -
                                                            -------
Cash at end of period                                     $     260
                                                           ========

Supplemental Disclosure of Cash Flow Information:
  Nonmonetary transactions
  Issuance of notes payable - officers/stockholders
    for software                                          $ 122,500
    for equipment                                         $  12,201
                                                           --------

    Issuance of 21,881,350 common shares for software     $ 250,000
                                                           --------
                                                          $ 384,701

          Interest paid                                   $      --
          Income tax                                      $      --




See notes to financial statements

                                INZON CORPORATION
                           (A Development Stage Company)
                           NOTES TO FINANCIAL STATEMENTS
                      FOR THE PERIOD MAY 14, 2004 (INCEPTION)
                            THROUGH SEPTEMBER 30, 2004

NOTE 1 - ORGANIZATION

InZon Corporation, a Delaware corporation ("Company"), was formed on May 14, 2004 and commenced operations as of inception. The Company is a global communications corporation with three distinct divisions; Telecom, Digital Media and Wireless. InZon Corp. utilizes Voice over Internet Protocol (VoIP) technologies to provide complete voice, fax, data and conference call services on an ASP platform using its own worldwide hybrid VoIP/TDM network. The company's hybrid TDM (Traditional Voice) and IP Telephony technology (or Transitional Telecom technology) uses leading edge monitoring and management software to thoroughly evaluate profitability in real-time and employs dynamic routing that will allow its systems to immediately react to changing network conditions and reroute based on predefined criteria. Its Digital Media division was established to leverage the Company's VoIP network platform and infrastructure to provide transport for broadcast video content. The Company's Wireless division utilizes software developed by its VoIP division to provide VoIP services to wireless applications.

NOTE 2 - GOING CONCERN

As shown in the accompanying balance sheet, the Company has an accumulated deficit of $212,330 at September 30, 2004. The Company has incurred losses from operations. This raises substantial doubt about its ability to continue as a going concern. The accompanying financial statements do not include any adjustments that may result from the outcome of this uncertainty.

Management is looking for a merger candidate (see Note 7 "Subsequent
Event").

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The accompanying consolidated financial statements have been prepared in accordance with the Statement of Financial Accounting Standards No. 7 "Accounting and Reporting by Development-Stage Enterprises". A development-stage enterprise is one in which planned principal operations have not commenced or if its operations have commenced, there has been no significant revenue there-from. Development-stage companies report cumulative costs from the enterprise's inception.

Estimates and Assumptions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of
income and expenses during the reporting period.   Actual results
could differ from those estimates.

Earnings (Loss) Per Share.

The Company had adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No.128, "Earnings (Loss) Per Share". SFAS No. 128 establishes accounting standards for computing and presenting earnings per share. Basic earnings per common share are computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the time of inception through the end of the fiscal year which is less than 365 days. No dilution for potentially dilutive securities is included because their inclusion would be antidulitive.

Stock-Based Compensation

The Company recognizes expenses from stock-based compensation arrangements in accordance with provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued for Employees," and related Interpretations. Accordingly, a compensation cost is recognized for the excess of the fair value of the stock at the grant date over the exercise price, if any. The Company accounts for the equity instruments issued to non-employees in accordance with EITF 96-18, "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services." Accordingly, the estimated fair value of the equity instrument is recorded on the earlier of the performance commitment date or the date the service requirements are completed.

Property and Equipment, at cost

Depreciation and amortization are computed by the straight line method over 5 years

The Company's fixed assets consist of the following:

        Office equipment                                  $  12,201
        Telecom Equipment - see note 6                      177,000
                                                            -------
                                                            189,291

        Less depreciation/amortization                       15,767
                                                             ------
        Net Value                                           173,434
                                                            -------


        Operations Support Systems Application software   $ 372,500

        Less Amortization                                    31,042
                                                             ------

        Net Value                                         $ 341,458

Income Taxes.

We did not provide any current or deferred U.S. federal income tax provisions for benefits for the period presented because we have experienced operating losses since inception. We provide a full valuation allowance on the net deferred tax asset, consisting of net operating loss carryforwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carryforward period.

The components of the Company's deferred tax asset as of September 30, 2004 are:

                                                             2004
            Deferred tax assets:

             Net operating loss carryforward               $ 25,315
                 Accrued liabilities                         49,000
                                                             ------
                                                             74,315

NOTE 4.	RECENT ACCOUNTING PRONOUNCEMENTS.

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs, an amendment of Accounting Research Bulletin No. 43, chapter 4" ("SFAS No. 151"). SFAS No. 151 requires that abnormal amounts of idle facility expense, freight, handling costs and waste material (spoilage) be recorded as current period charges and that the allocation of fixed production overheads to inventory be based on the normal capacity of the production facilities. SFAS No. 151 becomes effective for our Company on January 1, 2006. The Company does not believe that the adoption of SFAS No. 151 will have a material impact on our financial statements.

In December 2004, the FSAB issued SFAS No, 123 (revised 2004), "Share-Based Payment." SFAS No. 123R replaced SFAS No. 123 and superseded Accounting Principal Board Opinion No. 25. SFAS No. 123R will require compensation costs related to share-based payment transactions to be recognized in the financial statements. On April 14, 2005, the Securities and Exchange Commission issued an announcement amending the compliance dates for the FSAB's SFAS 123R that addresses accounting for equity based compensation arrangements. Under SFAS 123R registrants would have been required to implement the standard as of the beginning of the first interim or annual period that begins after June 15, 2005. The Commission's new rule will allow companies to implement SFAS 123R at the beginning of the next fiscal year after June 15, 2005, The Company anticipates adopting SFAS 123R in the first quarter 2006. The Company does not believe that the adoption of SFAS No. 123R will have a material impact on our financial statements.

In December 2004, the FSAB issued SFAS No. 153, "Exchange of Nonmonetary Assets, an amendment of the APB opinion No. 29" (SFAS No.
153). SFAS No. 153 is abased on the principal that exchanges of Nonmonetary assets should be measured based on the fair value of the assets exchanged. APB Opinion No. 29., "Accounting for Nonmonetary Transactions," provided an exception to its basic measurement principal (fair value) for exchanges of similar productive assets. Under APB Opinion No. 29, an exchange for a productive asset for a similar productive asset was based on the recorded amount of the asset relinquished. SFAS No. 153 eliminates this exception and replaces it with an exception of exchanges of Nonmonetary assets that do not have commercial substance. SFAS No. 153 became effective for our company as of July 1, 2005. The Company will apply the requirements of SFAS No. 153 on any future Nonmonetary exchange transactions.

In March 2005, the FSAB issued FASB Interpretation ("FIN") No. 47 "Accounting for Conditional Asset Retirement Obligations- an Interpretation of the FASB Statement No. 143" ("FIN No. 47"). FIN No. 47 clarifies the timing of liability recognition for legal obligations associated with the retirement of a tangible long-lived asset when the timing and/or method of settlement are conditional on a future event. FIN No. 47 is effective for us no later than December 31, 2005. We do not expect that the adoption of FIN No. 47 will have a material impact on our financial condition or results of operations.

In May 2005, the FSAB issued SFAS No. 154,"Accounting Changes and Error Corrections, a replacement of APB No. 20 and FASB Statement No. 3" ("SFAS No. 154"). SFAS No. 154 requires retrospective application to prior periods' financial statements of a voluntary change in accounting principals unless it is impracticable. APB Opinion No. 20 "Accounting Changes," previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect if changing to the review accounting principal. This statement is effective for our Company as of January 1, 2006. The Company does not believe that the adoption of SFAS No. 154 will have a material impact on our financial statements.

NOTE 5 - RELATED PARTY TRANSACTIONS

Two of the officers and directors of the Company, David Levy and James Smith, have previously entered into employment agreements with InZon; these agreements remained in effect after the completion of the merger. ( See Note 8: Subsequent Events) Each of these agreements is for a term of five years from June 1, 2004. Under these agreements, these individuals will be paid an annual salary of $140,000 and $180,000, respectively. As of September 30, 2004 the Company has accrued $ 1240,000 under these agreements. Also, these individuals will be entitled to a bonus annually equal to no less than 1.5% percent of the net profits of the Company (net profits being defined according to Generally Accepted Accounting Principles); each may elect to take this bonus in any combination of cash and stock. In addition, each employee will be entitled to certain other medical, dental, and insurance benefits. These salaries have been accrued but not paid.

As of September 30, 2004, the Company has notes payable to related parties (officers/shareholders) totaling $ 141,322. The note is the net of contributions (less payments) by two shareholders who are officers and directors of the Company. The contributions consist of:

        Software                                 $ 122,500
        Office equipment                            12,200
        Expenses paid but not reimbursed            21,632
                                                  ---------
                                                   155,332

                Less paid on liabilities            15,000
                                                    ------

                Balance owed                     $ 141,332

The Operations Support Systems Application software was purchased from the Company's two officers and shareholders for $ 372,500. The valuation was verified by an independent network and software consultant with a background in software valuation and expert witness of software values. Of the three purchases the most conservative, "Capitalization of Internal Development Costs" of $ 372,500 was selected.

NOTE 6 - INCOME TAXES

The provision for income taxes is comprised of the following:

                                           2004
                                           ----
	Federal				$    0
        State                                0

At September 30, 2004, the Company has net operating loss carryforward for tax purposes of approximately $212,330, which expire in 2025. The Company has fully reserved the tax benefit of the net operating loss carryforward because the likelihood of the realization of the benefit cannot be established. The Internal Revenue Code contains provisions, which may limit the net operating loss carryforward available if significant changes in stockholder ownership of the Company occur. See
Note 7 "Subsequent Event" where by a change in ownership has taken place.

NOTE 7 - LEASES

The Company acquired its telecom equipment (EPL) under a lease. The original amount of the purchase of the leased equipment was $ 177,000. Terms of the lease are payments over 54 months with an interest rate of 7.9%.

The Company rents office space on a month to month basis at the rate of $ 250 per month.

NOTE 8 - SUBSEQUENT EVENT

On October 1, 2004, the Company consummated an Agreement and Plan of Merger with WJ International, Inc (WJ), a Nevada corporation, whereby, the Company is acquired in an exchange for shares in WJ common stock totaling 26,215,944 shares. WJ is a non operating fully reporting public company. Since there is no readily available market for WJ shares, the transaction has been currently valued at approximately $244,000 based upon the company's net book value at September 30, 2004. This transaction will be accounted for under the purchase method of accounting that will result in allocating the purchase price based upon the net assets acquired.